UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22517

Corbin Multi-Strategy Fund, LLC

(Exact name of registrant as specified in charter)

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Ann Maurer

235 West Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

registrant's telephone number, including area code: (414) 299-2270

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.(a) REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Corbin Multi-Strategy Fund, LLC

Financial Statements

For the Year Ended March 31, 2022

With Report of Independent Registered Public Accounting Firm

Corbin Multi-Strategy Fund, LLC

Table of Contents
For the Year Ended March 31, 2022

Management’s Discussion of Fund Performance	2-5
Report of Independent Registered Public Accounting Firm	6
Fund Performance	7-8
Schedule of Investments	9-12
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15-16
Statement of Cash Flows	17
Financial Highlights	18-19
Notes to Financial Statements	20-36
Supplemental Information	37-42

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by the Fund’s private placement memorandum. Please read it carefully before investing.

Corbin Multi-Strategy Fund, LLC

Management’s Discussion of Fund Performance (Unaudited)

March 31, 2022

Corbin Multi-Strategy Fund, LLC’s (the “Fund”) Class I shares returned +6.14% net of fees and expenses in fiscal year ended March 31, 2022, decently outperforming the HFRI Fund of Funds Composite Index, which returned +1.07% for the same period.

FY 2021 Market Overview

US equity markets were mostly strong from April 2021 through March 2022, with the S&P 500 Index climbing +15.65% during that period. In 2021, investors cheered the economic recovery while seemingly overlooking escalating inflation concerns and continued uncertainty around the COVID-19 pandemic, but those concerns were exacerbated at the beginning of 2022 by Russia’s war in Ukraine. The top performing sectors in the S&P 500 Index during the fiscal year were energy (+64.30%), real estate (+25.75%), and information technology (+20.90%). Strong results for US equity indices masked turbulence beneath the surface that adversely impacted hedge fund alpha generation.

European equity markets posted similarly strong results during the first three quarters of the fiscal year due to the European Central Bank’s continued accommodative stance in 2021. However, in Q1 2022, European markets were more heavily impacted by the outbreak of war in Ukraine. For the full fiscal year, the performance of the Euro Stoxx 50 Index was modestly negative, falling -0.43%. In the UK, the FTSE 100 Index returned +11.95% for the fiscal year on economic optimism and strong growth. Chinese equities, on the other hand, were weak during the period, mainly due to persistent regulatory concerns and a resurgence of COVID-19 in Q1 2022. The Hang Seng Index fell -22.49% for the fiscal year, while China’s CSI 300 Index fared slightly better and returned -16.36% for the same period. Emerging markets, as measured by the MSCI EM (Emerging Markets) Index, fell -13.27% during the fiscal year.

Fixed income markets experienced significant volatility during the fiscal year, with the Bloomberg US Aggregate Bond Index ultimately falling -4.15%. The US treasury curve steepened in 2021 on a surge in growth and inflation, with meaningful volatility in rates throughout the fiscal year as investors struggled to interpret inflation data and the resulting Federal Reserve policy stance. In Q1 2022, the US treasury curve flattened as the Federal Reserve announced and moved forward with concrete plans for interest rate hikes. The Federal Reserve became progressively more hawkish in its efforts to combat growing inflation, which reached +8.5% year-over-year in March 2022. At the December Federal Open Market Committee meeting, the Federal Reserve announced it was doubling the rate of tapering and signaled three rate hikes in 2022. In March 2022, for the first time since 2018, the Federal Reserve raised its benchmark interest rate by +25 basis points and signaled that several more rate hikes are in store during 2022. During the fiscal year, 10-year US treasury yield rose by +60 basis points. The largest increase occurred between January and March 2022 when with the 10-year US treasury yield climbed by +83 basis points after declining by -23 basis points between April and December 2021.

US credit markets were mostly negative during the Fund’s fiscal year. For the fiscal year, lower-rated corporate and structured credit investments outperformed investment grade credit investments; the ICE BofA US Corporate Index fell -4.31% while high yield credit investments (as measured by the ICE BofA US High Yield Index) fell -0.29% and riskier bonds (as measured by the ICE BofA CCC & Lower US High Yield Index) posted a +1.03% gain. Leveraged loans (as measured by the S&P/LSTA Leveraged Loan Total Return Index) were up +3.25% for the fiscal year due to both price appreciation and interest. Structured credit markets continued to build on their recovery from 2020, benefitting from improved credit metrics and fundamentals. The J.P. Morgan CLO BB Post-Crisis Total Return Index ended the fiscal year up +7.62%

Portfolio Overview

The Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles that pursue a range of investment strategies (each, a “sub-strategy” and collectively, the “sub-strategies”). All of the Fund’s six sub-strategy allocations posted positive results during the fiscal year. The Fund’s equity sub-strategies were positive overall for the period, despite unusual dispersion between returns of equity managers and negative alpha. The Fund’s allocation to credit sub-strategies contributed to Fund performance on a similar scale as the Fund’s equity sub-strategies during the period, reflecting credit outperformance given the Fund’s smaller allocation to credit sub-strategies. The Fund’s Relative Value and Global Macro sub-strategy allocations were the top contributors to Fund performance during the fiscal year, largely on the back of good performance from the Fund’s investments in D.E. Shaw Composite and D.E. Shaw Oculus. Our hedges detracted from Fund performance during the period, given strength in equity markets. We are pleased that our diversified sub-strategy exposures positioned the Fund to produce strong results in a volatile market backdrop during the fiscal year ended March 31, 2022.

Corbin Multi-Strategy Fund, LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2022 (continued)

Fiscal Year 2021 Performance Review by Strategy (as of March 31, 2022)

Fund Strategy	Avg. Allocation (Fiscal Year)	Gross Return	HFRI Strategy Index Return	Gross Contribution
Long/Short Equity	40.46%	1.48%	0.03%	0.92%
Equity Special Situations	5.01%	31.52%	0.98%	0.05%
Event-Driven/Distressed Credit	16.55%	5.49%	7.54%	0.82%
Asset-Backed Securities	7.50%	2.64%	5.09%	0.24%
Relative Value	16.68%	22.19%	4.44%	3.62%
Global Macro	10.20%	26.25%	10.32%	2.62%
Portfolio Hedge	—	—	—	-0.45%
Fund - Class I Total (Net) Return	100%	—	—	6.14%

Return and contribution figures shown above for the Fund’s Class I shares are estimated and unaudited as of March 31, 2022. Figures include the reinvestment of dividends, gains and other earnings and may include slight rounding error. Return and contribution figures for the various strategies are gross of the Fund’s fees and expenses but are net of the underlying manager fees and expenses. Sector classifications and investment allocations are at the sole discretion of Corbin Capital Partners, L.P. (“Corbin”) and subject to change at any time. It should not be assumed that investments identified herein or in the future will be profitable or will equal performance above. HFRI indices used for comparison to the Fund’s strategies are the following: Long/Short Equity (HFRI Equity Hedge (Total) Index); Equity Special Situations (HFRI ED: Special Situations Index); Event-Driven/Distressed Credit (HFRI ED: Distressed/Restructuring Index); Asset-Backed Securities (HFRI RV: Fixed Income-Asset Backed Index); Relative Value (HFRI Relative Value (Total) Index); Global Macro (HFRI Macro (Total) Index). Past performance is not indicative of future results.

Equity Strategies

The Fund’s Long/Short Equity sub-strategy allocation was up +1.48% in FY 2021 and its Equity Special Situations sub-strategy allocation was up +31.52% for the same period, as compared to the HFRI Equity Hedge Index, which was up +0.03%, and the HFRI ED: Special Situations Index, which was up +0.98%, for the fiscal year. Equity alpha was weak, as was true in the hedge fund universe more broadly. According to Goldman Sachs and Morgan Stanley prime brokerage1, fundamental long/short equity hedge funds exhibited very weak alpha in 2021 and into the first quarter of 2022. We think the HFRI Equity Hedge Index, far stronger than the Goldman Sachs and Morgan Stanley reports, may overstate equity hedge fund returns, perhaps because it is equal-weighted and omits weak performance from a number of very large managers.

In our portfolio, equity managers generated decent alpha in Q2 2021 and Q3 2021, clawing back some of their losses from the extraordinary meme stock short squeeze that occurred in January 2021. The long side pain started in the five weeks post-Thanksgiving 2021, when the confluence of the Omicron variant and a more hawkish Federal Reserve caused deep drawdowns across re-opening themes and growth stocks. This theme has worsened in 2022 as the Federal Reserve wound down and eventually ended its asset purchase program and raised the benchmark interest rate for the first time since 2018 in an effort to curb heightened inflation. Furthermore, our relatively small exposure to some of the strongest performing sectors, like energy and real estate, also hurt Fund performance during the fiscal year.

SRS, the Fund’s top contributing equity sub-strategy manager for the year, returned +38.88%, led by strength in the manager’s long-held investment in Avis. After suffering during the pandemic, Avis benefitted from re-opening trends and the rental car boom to rally +263% between April 2021 and March 2022. Our Europe-focused equity sub-strategy manager, Pelham (Long/Short-Small Cap), was the largest detractor in FY 2021, falling -21.41%. The vast majority of the loss was generated in Q4 2021 and Q1 2022 when the manager was down -23.02% as several core long equity positions, particularly growth-oriented consumer discretionary names, sold off on rising rate concerns. The Fund’s position in Cadian lost -9.27% in FY 2021, as the portfolio holding was severely impacted by COVID resurgence fears, which hurt some re-opening names, and Federal Reserve tapering concerns, which weighed on some of the higher growth biotech names. Cadian had a significant drawdown of -15.55% in November 2021, driven by a sell-off in software and biotechnology long positions.

[1]	Source: Morgan Stanley Prime Brokerage (data back to 2009) and Goldman Sachs Hedge Fund Insights & Analytics (data back to 2015).

Corbin Multi-Strategy Fund, LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2022 (continued)

The Fund’s allocation to Equity Special Situations sub-strategy outperformed its allocation to Long/Short Equity sub-strategies during the fiscal year, largely due to the Fund’s investment in Third Point listed shares (TPOU LN), which were up +12.84% on the back of strong underlying fund performance and a significant narrowing of TPOU LN’s discount to the underlying fund’s net asset value. The position was up +25.84% in Q2-Q4 2021 before falling -10.07% in Q1 2022 as broad-based losses in the fund were led by recent initial public offering investments. In November 2021, we initiated a new position in the Antara Capital Fund, a manager who invests in special situations across the capitalization structure. This investment fell -4.96% from November 2021 to March 2022 due to weakness in growth positions and de-SPAC names.

Credit Strategies

The Fund’s allocation to Event-Driven/Distressed Credit sub-strategy returned +5.49% during the fiscal year, versus the HFRI ED: Distressed/Restructuring Index’s return of +7.54% for the same period. The Fund’s investment in Redwood rose +4.19% during the year, benefitting from re-opening trades in particular.

The Fund’s allocations to Asset-Backed Securities sub-strategy returned +2.64% during the fiscal year, underperforming the HFRI RV: Fixed Income-Asset Backed Index’s return of +5.09% for the same period. Select Fund positions saw markups and the Fund’s investment in East Lodge, which returned +2.95% for the fiscal year, experienced strong performance in its European exposures.

Relative Value

The Fund’s Relative Value sub-strategy allocation was up +22.19% during the fiscal year, significantly outperforming the HFRI RV: Fixed Income-Asset Backed Index, which returned +4.44% for the same period. The Fund’s main relative value position, D.E. Shaw Composite, was the largest contributor to performance during the period, returning +24.92% on the back of broad-based gains across strategies.

Global Macro

The Fund’s Global Macro sub-strategy allocation returned +26.25% during the fiscal year, outperforming the HFRI Macro (Total) Index’s return of +10.32% for the same period. The largest core position in that sub-strategy allocation, D.E. Shaw Oculus, gained +28.98% during the period on gains in systematic equities and macro trading.

Hedge Overlay

The Fund’s hedge overlay detracted -45 basis points from Fund performance during the fiscal year, roughly in-line with expectations given the S&P 500 Total Return Index’s +15.65% rise during the same period.

Fund performance and contribution figures shown above are presented as of March 31, 2022, reflect the period of April 1, 2021 through March 31, 2022, are estimated and unaudited, and include the reinvestment of dividends, gains and other earnings. Figures as presented may include slight rounding error. Fund performance and contribution figures for the various sectors are gross of the Fund’s fees and expenses, but are net of the underlying manager fees and expenses. Sector classifications and investment allocations are at the sole discretion of the Fund’s investment manager and subject to change at any time. It should not be assumed that investments identified herein or in the future will be profitable or will equal performance shown above. Past performance is not necessarily indicative of future results.

Indices referenced herein are passive, and do not reflect any fees or expenses unless otherwise stated. While the performance of the Fund discussed herein has been compared here with the performance of well-known and widely recognized indices, the various indices may not represent an appropriate benchmark for the Fund. The holdings of the Fund discussed herein may differ significantly from the securities that comprise the various indices. Also, the performance and volatility of the indices may be materially different from that of the Fund. Investors cannot invest directly in an index (although one can invest in an index fund designed to closely track such index).

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. This Index does not reflect any fees or expenses.

The MSCI EM (Emerging Markets) Index is a free-float weighted equity index that captures large mid-cap representation across emerging markets countries.

Corbin Multi-Strategy Fund, LLC

Management’s Discussion of Fund Performance (Unaudited)
March 31, 2022 (continued)

The Euro Stoxx 50 Index provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries.

The FTSE 100 Index is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange.

The CSI 300 Index is a free-float weighted index that consists of 300 A-share stocks listed on the Shanghai or Shenzhen Stock Exchanges.

The S&P/LSTA Leveraged Total Return Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market based upon market weightings.

The ICE BofA US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

The ICE BofA CCC & Lower US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

JP Morgan CLO BB Post-Crisis Total Return Index is a JP Morgan Dataquery Index containing more than 600 underlying CLOs to demonstrate CLO market price action.

The ICE BofA US Corporate Index tracks the performance of US dollar denominated investment grade corporate debt publicly issued in the US domestic market.

The HFRI Monthly Indices are provided by Hedge Fund Research, Inc. (“HFR”). HFRI Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. Due to mutual agreements with the hedge fund managers listed in the HFR Database, HFR is not at liberty to disclose the particular funds behind any index to non-database subscribers. HFRI Indices are updated by HFR at various points during each month. HFRI data included in this letter may not be the most current data issued by HFR. Additionally, HFR reserves the right to modify previously issued data.

The Hang Seng Index is a free-float capitalization-weighted index of a selection of companies from the Stock Exchange of Hong Kong.

The Bloomberg US Aggregate Bond Index represents securities that are US domestic, taxable and dollar denominated. The index covers the US investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. This Index does not reflect any fees or expenses.

Cohen & Co

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Managers of
Corbin Multi-Strategy Fund, LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Corbin Multi-Strategy Fund, LLC (the "Fund") as of March 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations and cash flows for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended March 31, 2019, and prior, were audited by other auditors whose report dated May 28, 2019, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian, brokers, and underlying fund managers; when replies were not received from underlying fund managers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2019.

Cohen & Company, Ltd.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
May 27, 2022

COHEN & COMPANY, LTD.
800.229.1099 | 866.818.4538 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Corbin Multi-Strategy Fund, LLC

Fund Performance (Unaudited)

March 31, 2022

Performance of a $25,000 Investment

This graph compares a hypothetical $25,000 investment in the Fund’s Class I Shares with a similar investment in the HFRI Fund of Funds Composite Index, the HFRI Fund Weighted Composite Index and the S&P 500 Index. These indices do not serve as benchmarks for the Fund and are shown for illustrative purposes only. The Fund does not have a designated performance benchmark. Results include the reinvestment of all dividends and capital gains. The indices do not reflect expenses, fees, or sales charges, which would lower performance. Please note that the performance of the Fund’s other share class, Class A, will differ based on the differences in sales load and fees paid by shareholders investing in the Fund’s Class A Shares.

HFRI Fund of Funds Composite Index

The HRFI Fund of Funds Composite Index is an equal weighted index that consists of over 800 constituent hedge funds that report to the HFR Database, including both domestic and offshore funds. Fund of funds invest with multiple managers through funds or managed accounts. The index is unmanaged and, unlike the Fund, is not affected by cash flows. The HFRI Fund of Funds Composite Index is not included in the HFRI Fund Weighted Composite Index. It is not possible to invest directly in an index.

HFRI Fund Weighted Composite Index

The HFRI Fund Weighted Composite Index is a global, equal-weighted index of single-manager funds that report to HFR Database. Constituent funds report monthly net of all fees performance in US Dollar and have a minimum of (a) $50 Million under management, or (b) $10 Million under management and a twelve (12) month track record of active performance. The HFRI Fund Weighted Composite Index does not include funds of hedge funds. It is not possible to invest directly in an index.

S&P 500 Index

The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. It is not possible to invest directly in an index.

Corbin Multi-Strategy Fund, LLC

Fund Performance (Unaudited)
March 31, 2022 (continued)

Average Annual Total Returns as of March 31, 2022	1 Year	5 Years	10 Years
Corbin Multi-Strategy Fund - Class I	6.14%	5.13%	4.39%
Corbin Multi-Strategy Fund - Class A	5.38%	4.40%	3.79%
HFRI Fund of Funds Composite Index	1.07%	4.60%	3.91%
HFRI Fund Weighted Composite Index	3.17%	6.34%	5.19%
S&P 500 Index	15.65%	15.99%	14.64%

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (844) 626-7246.

Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Corbin Multi-Strategy Fund, LLC

Schedule of Investments

March 31, 2022

Strategy	Investments	Original Acquisition Date	Shares	Cost	Fair Value
Investments in Investment Funds — 83.74%[1]
Asset-Backed Securities — 7.22%
	East Lodge Capital Credit Opportunities Fund, LP	10/1/2019	2,172	$2,360,312	$2,244,089
	East Lodge Capital Credit Opportunities Fund, Ltd.	3/1/2015	250	277,084	313,686
	Perella Weinberg Partners Asset Based Value Offshore Fund, LP2	3/1/2015	—	810,727	781,414
	Serengeti Lycaon Overseas, Ltd.	3/1/2015	1,638	967,819	1,447,973
	VPC Offshore Unleveraged Private Debt Fund Feeder, LP2	10/1/2016	—	34,118	99,375
				4,450,060	4,886,537
Equity Special Situations — 7.21%
	Antara Capital Offshore Fund, Ltd.	11/1/2021	5,000	5,000,000	4,752,047
	Luxor Capital Partners Offshore Liquidating SPV, Ltd.	10/1/2016	32	43,604	19,513
	SGOF Liquidating Feeder, Ltd.	7/1/2020	87	87,368	111,890
				5,130,972	4,883,450
Event Driven/Distressed — 15.53%
	Centerbridge Credit Partners Offshore, Ltd.	10/1/2016	17	20,804	25,750
	Redwood Domestic Fund, LP2	10/1/2019	—	5,500,000	7,175,292
	Redwood Offshore Fund, Ltd.	3/1/2015	15,024	1,674,042	3,315,762
				7,194,846	10,516,804
Global Macro — 11.9%
	D.E. Shaw Oculus International Fund[2]	3/1/2015	—	3,423,538	8,060,438
				3,423,538	8,060,438
Long/Short Equity — 22.87%
	Cadian Offshore Fund Ltd.	3/1/2015	899	956,383	2,315,516
	Pelham Long/Short Fund, LP2	10/1/2019	—	1,686,504	1,451,112
	Pelham Long/Short Small Cap Fund, Ltd.	10/1/2018	13,869	2,625,000	2,705,884
	SRS Partners Ltd.	10/1/2020	975	2,665,412	4,258,256
	Steamboat Capital Partners Offshore Fund, Ltd.	4/1/2018	435	750,488	817,726
	Tal China Focus Fund	11/1/2019	2,425	779,874	1,238,119
	Tal China Focus US Fund	1/1/2021	6,394	3,000,000	2,700,307
				12,463,661	15,486,920
Relative Value — 19.01%
	D.E. Shaw Composite International Fund[2]	3/1/2015	—	4,162,602	12,875,087
				4,162,602	12,875,087
Total Investments in Investment Funds				36,825,679	56,709,236

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Schedule of Investments
March 31, 2022 (continued)

Strategy	Investments	Original Acquisition Date	Shares	Cost	Fair Value
Investments in Securities 3.47%
Collateralized Loan Obligations — 2.15%
	Anchorage Credit Funding 2019-9A, Ltd.* (Estimated Yield: 7.63%; Maturity Date: 10/25/2037; Par Value: $680,000)			$680,000	$535,500
	Strata CLO I, Ltd.* (Interest Rate: 7.32% (3-Month USD Libor+708 basis points); Maturity Date: 1/15/2031; Par Value: $1,000,000)			970,000	922,512
				1,650,000	1,458,012
Equity — 1.3%
	Third Point Offshore Investors Ltd.		35,151	491,352	878,775
				491,352	878,775
			Contracts
Purchased Options Contracts 0.02%
Put Options — 0.02%
	S&P 500 Index[3]
	Exercise Price: $4,200.00, Notional Amount: $3,360,000, Expiration Date: April 29, 2022		8	53,944	14,560
				53,944	14,560
Total Investments in Securities				2,195,296	2,351,347

Total Investments (Cost $39,020,975) — 87.21%					59,060,583
Other assets in excess of liabilities — 12.79%					8,651,775
Net Assets — 100%					$67,712,358

*	Investment is income-producing.

[1]	All or portion of these securities are segregated as collateral for a Line of Credit. The total value of securities segregated as collateral was $56,709,236 as of March 31, 2022.

[2]	Investment does not issue shares.

[3]	Exchange-traded

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Schedule of Investments
March 31, 2022 (continued)

Investments by Strategy (as a percentage of total investments)*
Investment Funds
Long/Short Equity	26.22%
Relative Value	21.80%
Event Driven/Distressed	17.81%
Global Macro	13.65%
Asset-Backed Securities	8.27%
Equity Special Situations	8.27%
Total Investment Funds	96.02%
Investments in Securities
Equity	1.49%
Collateralized Loan Obligations	2.47%
Purchased Options Contracts	0.02%
Total Investments in Securities	3.98%
100.00%

*	Does not include credit default swaps or written call and put options.

SWAP CONTRACTS
CREDIT DEFAULT SWAPS
Exchange	Reference Entity	Buy/Sell(1) Protection	Pay/Receive Fixed Rate	Pay/Receive Frequency	Fixed Rate	Expiration Date	Notional Value(2)	Fair Value(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Intercontinental Exchange	CDX North America High Yield Index Series 29	Buy	Pay	Quarterly	5.00%	12/20/2022	$669,900	$(14,850)	$36,575	$(51,425)
Intercontinental Exchange	CDX North America Investment Grade Index Series 29	Buy	Pay	Quarterly	1.00%	12/20/2022	$2,145,000	$(12,476)	$51,696	$(64,172)
TOTAL SWAP CONTRACTS							$2,814,900	$(27,326)	$88,271	$(115,597)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation of underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Schedule of Investments
March 31, 2022 (continued)

Strategy	Investments	Contracts	Premiums	Fair Value
Written Options Contracts
Call Options Contracts
	S&P 500 Index[1]
	Exercise Price: $4,650.00, Notional Amount: $3,720,000,
	Expiration Date: April 29, 2022	(8)	$(18,376)	$(26,992)
			(18,376)	(26,992)
Put Options Contracts
	S&P 500 Index[1]
	Exercise Price: $4,050.00, Notional Amount: $3,240,000,
	Expiration Date: April 29, 2022	(8)	(33,576)	(9,040)
			(33,576)	(9,040)
Total Written Options Contracts			$(51,952)	$(36,032)

[1]	Exchange-traded

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Statement of Assets and Liabilities

March 31, 2022

Assets
Investments, at fair value (cost $39,020,975)	$59,060,583
Cash	1,344,015
Cash held in escrow for shares tendered	919,479
Receivable for investments sold	10,325,345
Due from broker for swap contracts and written options contracts	1,165,912
Interest receivable	15,479
Prepaid expenses and other assets	26,626
Total Assets	72,857,439

Liabilities
Tenders payable	1,881,901
Written options contracts, at fair value (premiums $51,952)	36,032
Credit default swaps, at fair value (upfront premiums paid $88,271)	27,326
Loan payable	3,000,000
Management Fee payable	84,994
Accounting and administration fees payable	11,792
Transfer agent fees payable	12,619
Custody fees payable	3,219
Investor Distribution and Servicing Fees payable (Class A)	6,570
Board of Managers’ fees payable	1,383
Professional fees and other accrued expenses	79,245
Total Liabilities	5,145,081
Net Assets	$67,712,358

Composition of Net Assets:
Paid-in capital	$101,638,755
Total accumulated deficit	(33,926,397)
Net Assets	$67,712,358

Net Assets Attributable to:
Class A Shares	$3,858,144
Class I Shares	63,854,214
$67,712,358

Shares of Limited Liability Company Interest Outstanding (Unlimited Number of Shares Authorized):
Class A Shares	47,805
Class I Shares	715,257
763,062

Net Asset Value per Share:
Class A Shares	$80.71
Class I Shares	$89.27

*

Investments in Class A Shares of less than $500,000 are subject to a placement fee of 2.00%; investments in Class A Shares of $500,000 or more and less than $1,000,000 are subject to a placement fee of 1.00% and investments in Class A Shares of $1,000,000 or more are subject to a placement fee of 0.50% (in each case, the “Class A Share Placement Fee”).

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Statement of Operations

For the Year Ended March 31, 2022

Investment Income
Interest income	$607,443
Total Income	607,443

Fund Expenses
Management Fee	604,904
Accounting and administration fees	165,242
Commitment fees	130,740
Professional fees	121,739
Transfer Agency fees	77,805
Board of Managers’ fees and expenses	76,054
Other operating expenses	44,667
Investor Distribution and Servicing Fee (Class A)	31,212
Custodian fees	25,611
Interest expense	34,163
Total Fund Expenses	1,312,137

Net Investment Loss	(704,694)

Net Realized Gain/(Loss) and Change in Unrealized Appreciation/Depreciation on Investments
Capital gain distributions from Investment Funds	119
Net realized gain on investments	10,089,895
Net realized gain on written options	332,204
Net realized loss on credit default swaps	(55,685)
Net change in unrealized appreciation/depreciation on investments	(4,650,197)
Net change in unrealized appreciation/depreciation on written options	(89,082)
Net change in unrealized appreciation/depreciation on credit default swaps	42,267
Net Realized Gain and Change in Unrealized Appreciation/Depreciation on Investments	5,669,521

Net Increase in Net Assets Resulting from Operations	$4,964,827

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Statements of Changes in Net Assets

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
Changes in Net Assets Resulting from Operations
Net investment loss	$(704,694)	$(1,256,175)
Net realized gain on investments	10,366,533	8,104,193
Net change in unrealized appreciation/depreciation on investments	(4,697,012)	14,100,862
Net Change in Net Assets Resulting from Operations	4,964,827	20,948,880

Distributions to Investors
Class A	(506,436)	(251,787)
Class I	(8,076,607)	(4,927,842)
Net Change in Net Assets from Distributions to Investors	(8,583,043)	(5,179,629)

Change in Net Assets Resulting from Capital Transactions
Class A
Reinvested distributions	306,699	150,928
Shares tendered	(600,445)	(1,468,894)
Total Class A Transactions	(293,746)	(1,317,966)

Class I
Issuance of shares	575,000	3,975,000
Reinvested distributions	1,992,077	1,380,567
Shares tendered	(20,369,631)	(19,767,273)
Total Class I Transactions	(17,802,554)	(14,411,706)

Net Change in Net Assets Resulting from Capital Transactions	(18,096,300)	(15,729,672)

Total Net Increase/(Decrease) in Net Assets	(21,714,516)	39,579

Net Assets
Beginning of year	89,426,874	89,387,295
End of year	$67,712,358	$89,426,874

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Statements of Changes in Net Assets (continued)

	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021
Shareholder Activity
Class A Shares
Reinvested distributions	3,820	1,752
Shares tendered	(7,346)	(17,141)
Net Change in Class A Shares Outstanding	(3,526)	(15,389)

Class I Shares
Issuance of shares	5,794	46,964
Reinvested distributions	22,471	14,677
Shares tendered	(213,890)	(212,233)
Net Change in Class I Shares Outstanding	(185,625)	(150,592)

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Statement of Cash Flows

For the Year Ended March 31, 2022

Cash Flows From Operating Activities
Net increase in net assets from operations	$4,964,827
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(6,146,355)
Written options covered	(649,973)
Proceeds from sales of investments	37,581,728
Proceeds from written options	861,410
Net realized gain on investments	(10,089,895)
Net realized gain on written options	(332,204)
Net change in unrealized appreciation/depreciation on investments	4,650,197
Net change in unrealized appreciation/depreciation on written options	89,082
Net change in unrealized appreciation/depreciation on credit default swaps	(42,114)
(Increase)/Decrease in Assets:
Decrease in receivable for investments sold	(4,251,901)
Increase in interest receivable	74
Decrease in prepaid expenses and other assets	8,237
Increase/(Decrease) in Liabilities:
Decrease in payable for investment purchased	(39,633)
Decrease in Management Fee payable	(91,447)
Decrease in accounting and administration fees payable	(13,980)
Decrease in Commitment Fees	(9,718)
Decrease in custody fees payable	(5,813)
Decrease in transfer agent fees payable	(7,120)
Decrease in Investor Distribution and Servicing fees payable	(1,325)
Increase in Board of Managers’ fees	270
Decrease in other accrued expenses	(48,945)
Net Cash Provided by Operating Activities	26,425,402

Cash Flows from Financing Activities
Proceeds from loan facility	10,000,000
Payments on loan facility	(14,000,000)
Proceeds from issuance of shares, net of decrease in subscriptions received in advance	575,000
Distributions to investors, net of reinvestments of distributions	(6,284,267)
Payments for shares tendered, net of decrease in payable for tenders	(25,319,016)
Net Cash Used in Financing Activities	(35,028,283)

Net change in Cash and Restricted Cash	(8,602,881)
Cash and Restricted Cash - Beginning of Year	12,032,287
Cash and Restricted Cash - End of Year*	$3,429,406

Supplemental disclosure of non-cash activities and financing activities
Cash paid for loan interest	$33,461
Reinvested dividends	$2,298,776

*	Cash and restricted cash include cash, cash held in escrow, and deposits held at broker, as outlined further on the Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Financial Highlights

Class A Shares

Per Share Data and Ratios for a Share of Limited Liability Company Interest Outstanding Throughout each year.

	Class A Shares
	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Per Share Operating Performance:
Net Asset Value per share, beginning of year	$86.25	$73.76	$91.98	$93.79	$99.39
Activity from investment operations:(1)
Net investment loss	(1.36)	(1.64)	(1.81)	(1.87)	(2.02)
Net realized and unrealized gain/(loss) on investments	5.95	18.42	(7.12)	3.82	7.01
Total from investment operations	4.59	16.78	(8.93)	1.95	4.99

Distributions to investors
From net investment income	(10.13)	(4.29)	(9.29)	(3.76)	(10.59)
From net realized gains	—	—	—	—	—
Total distributions to investors	(10.13)	(4.29)	(9.29)	(3.76)	(10.59)

Net Asset Value per share, end of year	$80.71	$86.25	$73.76	$91.98	$93.79

Net Assets, end of year (in thousands)	$3,858	$4,427	$4,921	$7,046	$8,027

Ratios/Supplemental Data:(2)
Net investment loss	(1.58)%	(1.98)%	(2.05)%	(2.04)%	(2.09)%

Gross Expenses (3)	2.35%	2.47%	2.42%	2.51%	2.31%
Fund Management Fee waiver	—	(0.04)%	—	—	—
Net Expenses (4)	2.35%	2.43%	2.42%	2.51%	2.31%

Portfolio Turnover Rate (8)	6.98%	16.89%	32.73%	9.89%	1.49%
Total Return (5)	5.38%	22.76%	(10.79)%	2.24%	5.19%

Senior Securities
Total borrowings (000’s omitted)	$3,000	$7,000	$23,000	$— (7)	$— (7)
Asset coverage per $1,000 unit of senior indebtedness(6)	$23,571	$13,775	$4,886	$— (7)	$— (7)

(1)	Based on average Shares outstanding throughout the year.
(2)	The expenses and net investment loss ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(3)	Represents the ratio of expenses to average net assets absent Management Fee waivers, expense reimbursements and/or expense recoupment by the Adviser.
(4)

Through June 30, 2020, net expenses excluding non-reimbursable expenses are capped at 2.75% for Class A. Effective July 1, 2020 net expenses excluding non-reimbursable expenses are no longer capped for Class A. For the period from July 1, 2020 to December 31, 2020 the Adviser voluntarily agreed to implement a fee reduction of 10% on the Management Fee.

(5)

Total return based on per Share net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the year and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of applicable placement fee and early withdrawal fees.

(6)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(7)	Unaudited.
(8)	Calculated for the Fund as a whole.

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Financial Highlights
Class I Shares

Per Share Data and Ratios for a Share of Limited Liability Company Interest Outstanding Throughout each year.

	Class I Shares
	For the Year Ended March 31, 2022	For the Year Ended March 31, 2021	For the Year Ended March 31, 2020	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
Per Share Operating Performance:
Net Asset Value per share, beginning of year	$94.35	$80.33	$99.40	$100.37	$104.92
Activity from investment operations:(1)
Net investment loss	(0.81)	(1.15)	(1.31)	(1.34)	(1.49)
Net realized and unrealized gain/(loss) on investments	6.52	20.11	(7.77)	4.13	7.53
Total from investment operations	5.71	18.96	(9.08)	2.79	6.04

Distributions to investors
From net investment income	(10.79)	(4.94)	(9.99)	(3.76)	(10.59)
From net realized gains	—	—	—	—	—
Total distributions to investors	(10.79)	(4.94)	(9.99)	(3.76)	(10.59)

Net Asset Value per share, end of year	$89.27	$94.35	$80.33	$99.40	$100.37

Net Assets, end of year (in thousands)	$63,854	$85,000	$84,466	$125,156	$141,013

Ratios/Supplemental Data:(2)
Net investment loss	(0.85)%	(1.26)%	(1.37)%	(1.36)%	(1.44)%

Gross Expenses (3)	1.62%	1.75%	1.74%	1.84%	1.66%
Fund management fee waiver	—	(0.04)%	—	—	—
Net Expenses (4)	1.62%	1.71%	1.74%	1.84%	1.66%

Portfolio Turnover Rate (8)	6.98%	16.89%	32.73%	9.89%	1.49%
Total Return (5)	6.14%	23.62%	(10.19)%	2.93%	5.93%

Senior Securities
Total borrowings (000’s omitted)	$3,000	$7,000	$23,000	$— (7)	$— (7)
Asset coverage per $1,000 unit of senior indebtedness(6)	$23,571	$13,775	$4,886	$— (7)	$— (7)

(1)	Based on average Shares outstanding throughout the year.
(2)	The expenses and net investment loss ratios do not include income or expenses of the Investment Funds in which the Fund invests.
(3)	Represents the ratio of expenses to average net assets absent Management Fee waivers, expense reimbursements and/or expense recoupment by the Adviser.
(4)

Through June 30, 2020, net expenses excluding non-reimbursable expenses are capped at 2.00% for Class I. Effective July 1, 2020 net expenses excluding non-reimbursable expenses are no longer capped for Class I. For the period from July 1, 2020 to December 31, 2020 the Adviser voluntarily agreed to implement a fee reduction of 10% on the Management Fee.

(5)

Total return based on per Share net asset value reflects the change in net asset value based on the effects of the performance of the Fund during the year and assumes distributions, if any, were reinvested. Total returns shown exclude the effect of early withdrawal fees.

(6)

Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(7)	Unaudited.
(8)	Calculated for the Fund as a whole.

See accompanying Notes to Financial Statements.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements

March 31, 2022

Note 1 – Organization

Corbin Multi-Strategy Fund, LLC (the “Fund”), is a Delaware limited liability company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company. Corbin Capital Partners, L.P. (the “Adviser”), a Delaware limited partnership, serves as the investment adviser to the Fund. Prior to July 1, 2019 the Fund was known as the GAI Multi-Strategy Fund, LLC and Wells Fargo Investment Institute, Inc. (the “Former Adviser”) served as the investment adviser to the Fund and the Adviser served as the sub-adviser to the Fund. The Fund has two separate classes of shares of limited liability company interest outstanding, Class A Shares and Class I Shares (“Shares”).

The Fund’s Board of Managers (the “Board”) provides broad oversight over the operations and affairs of the Fund, and has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Board. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Members of a class that bears distribution and service expenses under the terms of the distribution plan have exclusive voting rights to that plan.

Plan of Liquidation

At a meeting held on March 8, 2022 and March 9, 2022, the Board approved a Plan of Liquidation (the “Plan”) for the Fund and determined to close and liquidate the Fund, as soon as practicable. This decision was made after careful consideration of the Fund’s current and future prospects. Following such approval by the Board, April 1, 2022 was established as the Plan’s effective date (the “Effective Date”). The Plan provides for the liquidation of the Fund and the pro rata distribution of available cash and cash equivalents of the Fund to its investors (“Members”). Accordingly, effective March 10, 2022, the Fund discontinued accepting orders for the purchase of Shares and ceased making tender offers for the repurchase of Shares. The Plan also provides that, subject to continued compliance with applicable rules and regulations, including Subchapter M of the Internal Revenue Code, the Fund shall from time to time make distributions to Members of its available cash resulting from the liquidation of the Fund’s portfolio securities.

As soon as possible after all of the Fund’s investments in portfolio securities are converted to cash, the Fund shall make to each Member of record on the Effective Date a final liquidating distribution equal to the Member’s proportionate net assets of the Fund and shall make available to each such Member information concerning the sources of the liquidating distribution. All outstanding Shares will be cancelled following the final liquidating distribution. Prior to that time, the net proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash and shall be distributed to Members, as described above. During this time, the Fund may hold more cash or cash equivalents than normal, which may prevent the Fund from meeting its stated investment objective. The Fund’s ability to convert its portfolio securities to cash is subject to the redemption restrictions of the underlying investment funds in which the Fund invests (“Investment Funds”) and to the Fund’s ability to sell portfolio securities that by their terms are not redeemable. As a result, the date of the Fund’s final liquidating distribution to Members is not knowable at this time. It is possible that it will take the Fund more than two years to convert all of its portfolio securities to cash, which could result in certain Fund distributions being taxable to both the Fund and its Members for Federal income tax purposes.

Investment Objective and Strategies

The investment objective of the Fund is to achieve a consistent return on capital, with limited correlation with equity market returns over a full market cycle, through investments in a diversified portfolio of securities and other financial instruments including, but not limited to, securities of United States (“U.S.”) and non-U.S. corporations and other entities, U.S. government securities, non-U.S. government securities, partnership interests, money-market instruments, derivatives on securities and other derivatives, commodity interests including futures contracts, options, options on futures, swaps, forward contracts, currencies and physical commodities, and other financial instruments. During the period from the Effective Date until the date on which the Fund makes its final liquidating distribution, the Fund may hold more cash or cash equivalents than normal, which may prevent the Fund from meeting its stated investment objective. The description below reflects the Fund’s investment strategies as of March 31, 2022.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 1 – Organization (continued)

The Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles, commonly referred to as “hedge funds”. The Fund’s investments will consist primarily of Investment Funds across a range of strategies. The Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures. Direct investments may be made by the Fund independently at the direction of the Adviser. Such direct investments may be made in any strategy or asset class in which the Fund may otherwise invest. The Fund may maintain a portion of its assets in cash, high quality fixed income securities, money market instruments, shares of money market funds, or overnight repurchase agreements. While there is no limit on the amount of the Fund’s assets that may be maintained in cash, the Adviser does not expect such amount to be substantial under normal market conditions and will generally maintain substantial amounts of cash only for defensive or temporary purposes, such as maintaining liquidity for distributions in connection with repurchases by the Fund. The Fund maintains a loan facility, the proceeds of which are used as working capital with the result of creating leverage. That leverage is used, among other things, to make investments and to manage timing mismatches between investments in and withdrawals from Investment Funds and investor cash flows. An investment in the Fund involves substantial risk and an investor may lose some or all of the amount invested. Many factors will affect the performance of the Investment Fund. There is no assurance that the Fund will achieve its objectives. Investment Funds will be managed by investment advisers or investment managers (collectively, “Investment Managers”) who are not affiliated with the Adviser.

The Fund may invest in Investment Funds that purchase and sell futures contracts and options on futures contracts or engage in swap transactions or may purchase and sell such instruments and engage in such transactions directly. The Adviser currently relies on the no-action relief afforded by Commodity Futures Trading Commission (“CFTC”) Staff Letter No. 12-38. Therefore, the Adviser will not be required to deliver a CFTC disclosure document to Members, nor will it be required to provide Members certified annual reports that satisfy the requirements of CFTC regulations generally applicable to registered Commodity Pool Operators. The Adviser is not registered as a “commodity trading advisor” with the CFTC, and the Fund is operated pursuant to CFTC Rule 4.14(a)(5). As of the date of these financial statements, there is no certainty that the Adviser or other parties will be able to rely on these exclusions and any other exemptions in the future. Additional CFTC regulation (or a choice to no longer use strategies that trigger additional regulation) may cause the Fund to change its investment strategies or to incur additional expenses.

Note 2 – Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with accounting principles generally accepted in the United States (“GAAP”). The accompanying financial statements of the Fund are stated in U.S. dollars. The Fund is considered to be an investment company in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“FASB ASC 946”), and is following the accounting and reporting guidance found within FASB ASC 946.

(a) Valuation of Investments

The Board has formed a Valuation Committee (the “Valuation Committee”) that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures (defined below) adopted by the Board. The Fund’s Valuation Committee oversees the valuation of the Fund’s investments on behalf of the Fund. The Board has approved the valuation policy and procedures for the Fund (the “Valuation Procedures”). The fair values of equity securities are determined using last traded or closing prices as reported on the primary exchange where securities are traded and are generally categorized within Level 1 of the Fund’s fair value hierarchy. If no sales of such equity securities are reported on a particular day, the securities are generally valued based upon their closing bid prices. In any case where the Adviser believes that (i) the agreed upon valuation methodology is not appropriate or (ii) market quotations for a security are unavailable, unreliable, or not reflective of the security’s fair value, the investment team will recommend a fair valuation for review by the Valuation Committee. The Valuation Committee shall determine the fair value of the security by taking into account such factors deemed relevant.

The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Board using net asset value per share (“NAV”). The fair value of an Investment Fund ordinarily will be the NAV of that Investment Fund determined and reported by the Investment Fund in accordance with the valuation policies established by the Investment Fund and/or its Investment Manager, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive the NAV of its interests amount from the Investment Fund if the Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 2 – Accounting Policies (continued)

the valuation is made and that the Fund believes to be reliable. In particular, FASB Topic 820, Fair Value Measurements (“FASB ASC 820”) permits a reporting entity to measure the fair value of an investment fund that does not have a readily determinable fair value based on the NAV per share, or its equivalent, of the investment fund as a practical expedient, without further adjustment, unless it is probable that the investment would be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered in measuring fair value. Attributes of those investments include the investment strategies of the investment and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments. The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of each investment by the Fund by strategy can be found in the Schedule of Investments.

Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Fund’s interests in the Investment Funds. Under some circumstances, the Fund or the Adviser may determine, based on other information available to the Fund or the Adviser, that an Investment Fund’s reported valuation does not represent fair value. If it is determined that the Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. During the year ended March 31, 2022, no such adjustments were deemed necessary by the Adviser. In addition, the Fund may not have an Investment Fund’s reported valuation as of a particular fiscal period end. In such cases, the Fund would determine the fair value of such an Investment Fund based on any relevant information available at the time. The Board has also established procedures for the valuation of investment securities other than securities of Investment Funds, if any, held directly by the Fund.

(b) Federal Income Taxes

The Fund elects to be treated as, and qualifies as, a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required for the Fund.

In accounting for income taxes, the Fund follows the guidance in FASB ASC 740, Accounting for Uncertainty in Income Taxes. FASB ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no material uncertain tax positions requiring recognition in the Fund’s financial statements as of March 31, 2022.

Management has analyzed the Fund’s tax positions for all open tax years, which include the years ended October 31, 2018 through October 31, 2021, and has concluded that as of March 31, 2022, no provision for income taxes is required in the financial statements. Therefore, no additional tax expense, including any interest and penalties, was recorded in the current year and no adjustments were made to prior periods. To the extent the Fund recognizes interest and penalties, they are included in interest expense and other expenses, respectively, in the Statement of Operations.

The Fund utilizes a tax-year end of October 31 and the Fund’s income and federal excise tax returns and all financial records supporting the 2019, 2020 and 2021 returns are subject to examination by the federal and Delaware revenue authorities.

(c) Security Transactions and Investment Income

The Fund’s transactions are accounted for on a trade-date basis. Realized gains and losses on the Fund’s transactions are determined on a specific identification basis. Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. The Fund accounts for capital gain distributions from Investment Funds based on the nature of such distributions as determined by each underlying Investment Fund. Capital gain distributions received are recorded as capital gains as soon as this information is available to the Fund and its service providers.

The Fund will indirectly bear a portion of the Investment Funds’ income and expenses, including management fees and incentive fees charged by the Investment Funds. That income and those expenses are recorded in the Fund’s financial statements as change in unrealized appreciation/depreciation and not as income or expense on the Statement of Operations.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 2 – Accounting Policies (continued)

(d) Cash

The Fund maintains cash and cash held in escrow for shares tendered in an interest-bearing bank account, which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and does not believe it is exposed to any significant credit risk on such bank deposits. All interest income earned will be paid to the Fund.

(e) Foreign currency translation

Assets and liabilities denominated in a foreign currency are translated into the U.S. dollar equivalent using the spot foreign currency exchange rate in effect at the time of valuation. Purchases and sales of investments and revenues and expenses denominated in foreign currencies are translated at the spot foreign currency exchange rate in effect at the time of the transaction. The Fund does not isolate the portion of the results of operations that is due to the change in foreign currency translation from changes in the market price of investments held or sold during the period. Realized gains and losses from such translation are included in net realized gain/(loss) from investments on the Statement of Operations.

(f) Options purchased

When an option is purchased, an amount equal to the premium paid is recorded as an investment and is subsequently adjusted to the current fair value of the option purchased. Premiums paid for the purchase of options which expire unexercised are treated by the Fund on the expiration date as realized losses. If a purchased put option is exercised, the premium is subtracted from the proceeds of the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a purchased call option is exercised, the premium increases the cost basis of the security or foreign currency purchased by the Fund. Options purchased on an exchange are standardized while options purchased over-the-counter (“OTC”) have counterparty risk associated with them.

(g) Options written

When an option is written, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from written options which expire unexercised are treated by the Fund as realized gains on the expiration date. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or foreign currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security or foreign currency purchased by the Fund.

(h) Futures contracts

The Fund may purchase or sell futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Futures contracts are agreements between the Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest or foreign currency exchange rates and the underlying assets.

(i) Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value at the time it was opened and the value at the time it was closed.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 2 – Accounting Policies (continued)

(j) Credit default swaps

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default swaps to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indices. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indices are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. The Fund may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

(k) Valuation of derivatives

The fair value of purchased and written options can be determined using unadjusted quoted prices and are generally categorized within Level 1 of the Fund’s fair value hierarchy. Except as noted below, if no sales of such securities are reported on a particular day, securities are generally valued based upon their closing bid prices for purchased options, or their ask prices for written options. The fair value of written and purchased OTC currency options and credit default swaps can be determined by an independent pricing vendor deemed reliable by management using a pricing model. The pricing model does not entail material subjectivity because the methodologies employed do not necessitate significant judgment, and the pricing inputs are observed from actively quoted markets and/or dealer quotes. The Fund generally categorizes these derivatives within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

(l) Collateralized loan obligations

The Fund may invest in collateralized loan obligations (“CLOs”), which are a type of asset-backed security. The cash flows of the CLO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The Fund values CLOs at the “bid” quotes provided by external pricing sources deemed reputable by management and therefore generally categorizes CLOs within Level 2 of the fair value hierarchy. In instances where significant inputs are unobservable, they would be categorized as Level 3 in the fair value hierarchy.

(m) Distributions

Distributions will be paid at least annually in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. Each Member will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election by a Member not to participate in the DRP and to receive all income distributions and/or capital gain distributions, if any, in cash may be made by providing notice to the Member’s broker or intermediary.

Distributions to Members from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. The timing and character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 2 – Accounting Policies (continued)

(n) Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date reported in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates and the differences could be material.

(o) Fund Expenses

The Fund bears all expenses incurred in its business and operations and records them on an accrual basis. Expenses include, but are not limited to, administrative and extraordinary expenses and legal, tax, audit, escrow, fund accounting and printing expenses. Operating expenses also include: (1) certain investment related expenses, (2) interest and commitment expense on any borrowings, if any; and (3) all costs, and expenses associated with the registration of the Fund and/or its securities under, and in compliance with, any applicable federal and state laws.

(p) Due from broker

Due from broker includes cash balances held with the broker and receivables from initial margin related to the Fund’s derivatives trades. Interest may be earned on balances held by the brokers and interest may be charged on debit balances. At March 31, 2022, cash due from the broker totaled $1,165,912.

Note 3 – Investment Advisory and Other Agreements

Pursuant to the advisory agreement between the Fund and the Adviser, the Fund pays the Adviser each month a Management Fee equal to one-twelfth of 0.75% of the aggregate NAV of outstanding Shares (borne by Class A and Class I Shares on a pro rata basis) determined as of the last business day of that month (before any repurchases of Shares). For the period from July 1, 2020 to December 31, 2020 the Adviser voluntarily agreed to implement a fee reduction of 10% on the Management Fee. The voluntary waived Management Fees are not subject to recoupment by the Adviser.

Effective June 30, 2020, the Fund’s expense limitation agreement with the Adviser that limits the Fund’s annualized ordinary fund-wide operating expenses to 2.00% expired by its terms. Prior to July 1, 2020, the Fund was party to an expense limitation agreement with the Adviser dated as of July 1, 2019 that limited the Fund’s annualized ordinary fund-wide operating expenses to 2.00% through June 30, 2020 (the “Expense Limitation Agreement”). Class I Shares have no class-specific expenses. Members holding Class A Shares will pay (in addition to ordinary fund-wide operating expenses) an additional annualized amount of up to 0.75% (the “Investor Distribution and Servicing Fee”). Ordinary fund-wide operating expenses exclude the Fund’s borrowing and other investment-related costs, Investment Fund and Investment Manager fees and expenses, taxes, litigation and indemnification expenses, judgments, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and the Investor Distribution and Servicing Fee charged to Class A Members. Ordinary fund-wide operating expenses include, for the avoidance of doubt, the Management Fee and the Fund’s start-up, offering and organizational expenses. In addition, prior to July 1, 2020, the Adviser was permitted to recover from the Fund expenses it had borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the Fund’s ordinary fund-wide operating expenses (exclusive of the Investor Distribution and Servicing Fee charged to Class A Members) fell below the annualized rate of 2.00% per year. The Fund, however, was not obligated to pay any such amount more than three years after the Adviser deferred a fee or reimbursed an expense. Any such recovery by the Adviser would not cause the Fund to exceed the annual limitation rate set forth above. As of March 31, 2022, there was no amount subject to recoupment within three years after the end of the fiscal year in which the Adviser reimbursed the expenses. As of March 31, 2022, there were no expenses reimbursable to the Adviser.

Effective July 1, 2019, under the terms of the wholesaling and placement agent agreement between the Fund and UMB Distribution Services, LLC (the “Placement Agent”) (the “Wholesaling and Placement Agent Agreement”), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Members purchasing Shares that are their customers (“Investor Service Providers”). These services include, but are not limited to, handling Member inquiries regarding the Fund (e.g. responding to questions concerning investments in the Fund, capital account balances, and reports and tax information provided by the Fund); assisting in the enhancement of relations and communications between Members and the Fund; assisting in the establishment and maintenance of Member accounts with the Fund; assisting in the maintenance of Fund records containing Member information; and providing such other information and Member liaison services as the Fund or the Placement Agent may reasonably request.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 3 – Investment Advisory and Other Agreements (continued)

Under the Wholesaling and Placement Agent Agreement, the Fund will pay a quarterly Investor and Distribution Servicing Fee out of Class A Share net assets at the annual rate of 0.75% of the aggregate NAV of Class A Shares that have been outstanding for more than twelve (12) months, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Shares) and paid quarterly. The Investor Distribution and Servicing Fee is charged on an aggregate class-wide basis, and investors in Class A Shares will be subject to the Investor Distribution and Servicing Fee regardless of how long they have held their Class A Shares. The Investor Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to Investor Service Providers and for the Placement Agent’s ongoing investor servicing. The Placement Agent may pay all or a portion of the Investor Distribution and Servicing Fee it receives to other Investor Service Providers, acting as sub-placement agents, which may include affiliates of the Adviser. Each Investor Service Provider is paid based on the aggregate NAV of outstanding Class A Shares held by Members that receive services from such Investor Service Provider that have been outstanding for more than twelve (12) months. Pursuant to the conditions of an exemptive order issued by the SEC, the Investor Distribution and Servicing Fee is paid pursuant to a plan adopted by the Fund in compliance with Rule 12b-1 under the 1940 Act with respect to Class A Shares.

Class I Shares are not subject to the Investor Distribution and Servicing Fee.

Under the terms of the Wholesaling and Placement Agent Agreement, the Placement Agent’s sub-agents are entitled to receive a placement fee based on the net amount of Class A Shares purchased by a Member (the “Class A Share Placement Fee”). In determining the applicable Class A Share Placement Fee at the time of investment in Class A Shares, the amount of a Member’s investment in Class A Shares (whether initial or additional) will be aggregated with the value of (i) the Member’s investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser, including the Fund and (ii) investments in shares subject to a placement fee of any collective investment vehicle advised by the Adviser, including the Fund, held by the Member’s “Immediate Family Members” (as defined in the Fund’s subscription agreement). The Member must indicate in the subscription agreement who such “Immediate Family Members” are and the amounts of their investments.

The Class A Share Placement Fee shall be deducted from the initial or additional subscriptions provided by the Member and, subject to certain exceptions and waivers listed in the Fund’s Private Placement Memorandum, is as follows:

Current Value of Class A Shares	Placement Fee
Less than $500,000	2.00%
$500,000 to less than $1,000,000	1.00%
$1,000,000 or more	0.50%

For the year ended March 31, 2022, Class A Share Placement Fees paid to sub-agents of the Placement Agent by Members upon subscription into the Fund were $0.

In addition, the Placement Agent (or one of its affiliates) may, from its own resources, make payments to brokers, dealers and Investor Service Providers for the provision of sales training, product education and access to sales staff, the support and conduct of due diligence, balance maintenance, the provision of information and support services to clients, inclusion on preferred provider lists and the provision of other services with respect to Shares.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator; UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for administrative and custodian services for the year ended March 31, 2022, are reported on the Statement of Operations.

A Manager and officer of the Fund are employees of UMBFS. The Fund does not compensate Managers and officers affiliated with the Fund’s administrator. For the year ended March 31, 2022, the Fund’s allocated fees incurred for Managers who are not affiliated with the Fund’s administrator are reported on the Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2022 are reported on the Statement of Operations.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 4 – Capital Stock

The Fund has two separate classes of Shares outstanding, Class A Shares and Class I Shares.

The Fund accepts initial and additional subscriptions for Shares on subscription dates, which occur only once each month, effective as of the beginning of the first calendar day of the month at the relevant NAV per Share of the Fund as of the end of the last calendar day of the prior month. All Class A Share subscriptions accepted into the Fund are received net of Class A Share Placement Fees. Effective March 10, 2022, the Fund discontinued accepting initial and additional subscriptions of Shares. The Fund’s subscription dollar and Share amounts for the fiscal year ended March 31, 2022, are reported on the Statement of Changes in Net Assets.

Because the Fund is a closed-end fund, and Members do not have the right to require the Fund to redeem Shares, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Members, in order to provide a limited degree of liquidity to Members. Repurchases, if any, will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider a variety of operational, business and economic factors. The Adviser has recommended that the Board authorize the Fund to offer to repurchase Shares from Members quarterly with March 31, June 30, September 30 and December 31 valuation dates (each, a “Valuation Date”) (or, if any such date is not a business day, on the last business day of such calendar quarter). Effective March 10, 2022, the Fund ceased making tender offers for the repurchase of Shares.

If the interval between the date of purchase of Shares and the Valuation Date with respect to the repurchase of such Shares is less than 180 days, then such repurchase will be subject to a 2% early withdrawal fee payable to the Fund. In determining whether the repurchase of Shares is subject to an early withdrawal fee, the Fund will repurchase those Shares held the longest first. For Members from whom the Fund accepts for repurchase all of their Shares, the Fund intends to pay 95% of the estimated unaudited net asset value of the Shares repurchased determined as of the applicable Valuation Date, less any early withdrawal charge relating to such Shares. Initial payments in connection with tenders generally will be made as of the later of (1) the 45th day after the Valuation Date, or (2) in the sole discretion of the Adviser, if the Fund has requested withdrawals of its investment from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 95% of the aggregate amount so requested to be withdrawn by the Fund from any Investment Funds. The Fund may establish an escrow to hold funds or otherwise earmark funds (including investments) reasonably determined by the Board to be needed to make both the initial payment and, if the initial payment is less than 100% of the estimated unaudited NAV, the balance of the repurchase price. The Fund will pay the balance, if any, of the repurchase price based on the audited financial statements of the Fund for the fiscal year in which such repurchase was effective. This amount will be subject to adjustment upon completion of the annual audit of the Fund’s financial statements for the fiscal year in which the repurchase is effected. Final adjustments of payments in connection with the repurchased Shares generally will be made within approximately 45 days after the completion of the annual audit of the Fund. The amount held in escrow can be found on the Statement of Assets and Liabilities labeled “Cash held in escrow for shares tendered.”

Note 5 – Federal Income Taxes

As of March 31, 2022, the federal tax cost of investment securities and unrealized appreciation (depreciation) were as follows:

Gross unrealized appreciation	$20,039,608
Gross unrealized depreciation	(22,748,920)
Net unrealized depreciation	$(2,709,312)
Cost of investments	$61,769,895

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to investments in partnerships and passive foreign investment companies (“PFICs”).

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 5 – Federal Income Taxes (continued)

Additionally, U.S. GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable to certain investments in passive foreign investment companies and partnerships. These reclassifications have no effect on shareholders’ capital or net asset value per share. For the tax period ended October 31, 2021, the following amounts were reclassified:

Increase (Decrease)
Paid-in capital	$468,098
Total distributable earnings	(468,098)

The tax basis of distributable earnings as of October 31, 2021, the Fund’s last tax year, are as follows:

Undistributed ordinary income	$8,486,924
Undistributed long-term capital gains	—
Tax accumulated earnings	8,486,924
Accumulated capital and other losses	(18,546,463)
Unrealized appreciation on investments	2,409,080
Total accumulated earnings (deficit)	$(7,650,459)

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

The tax character of distributions paid during the fiscal years ended October 31, 2021 and October 31, 2020 were as follows:

Distributions paid from:	2021	2020
Ordinary Income	$5,179,629	$13,331,019
Long-term Capital Gains	—	—
Total Distributions	$5,179,629	$13,331,019

As of the tax year ended October 31, 2021, the Fund has non-expiring accumulated capital loss carryforwards as follows:

Short-Term	Long-Term	Total
$6,409,871	$12,136,580	$18,546,451

During the tax year ended October 31, 2021, the fund utilized $2,928,573 of its capital loss carryover.

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 6 – Investment Transactions

For the year ended March 31, 2022, purchases and sales of investments, excluding short-term investments, written and purchased options, and credit default swaps were $5,284,475 and $37,297,059, respectively.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 7 – Investments in Investment Funds

The Adviser monitors the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements and the Investment Funds’ portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with Investment Managers.

Complete information about the underlying investments held by certain of the Investment Funds is not readily available, so it is unknown whether the Fund, through its aggregate investment in Investment Funds, holds any single investment whereby the Fund’s proportionate share exceeds 5% of the Fund’s net assets as of March 31, 2022.

The following table summarizes the Fund’s investments in the Investment Funds during the year ended March 31, 2022, none of which were related parties. The Fund indirectly bears fees and expenses as an investor in the Investment Funds. Each investor of each Investment Fund will pay the Investment Manager of the Investment Fund a management fee. The fee rate varies and ranges from 0.0% to 2.50% per annum of the NAV of that Investment Fund. Additionally, the Investment Manager of each Investment Fund will generally receive an incentive fee/allocation from each investor ranging from 0% to 25% of any net new appreciation of that Investment Fund as of the end of each performance period for which an incentive fee/allocation is calculated.

Investments in Investment Funds	% of Fund’s Total Investment Funds’ Fair Value	Fair Value	Net Change in Unrealized Appreciation/ Depreciation	Realized Gain/Loss	Redemptions Permitted*	Primary Geographic Location
D.E. Shaw Composite International Fund	22.70%	$12,875,087	$439,016	$2,422,589	Quarterly	Cayman Islands
D.E. Shaw Oculus International Fund	14.21%	8,060,438	1,486,318	421,891	Quarterly	Cayman Islands
Redwood Domestic Fund, L.P.	12.65%	7,175,292	288,102	—	Biennial	United States
Antara Capital Offshore Fund Ltd	8.38%	4,752,047	(247,953)	—	Quarterly	Cayman Islands
SRS Partners, Ltd	7.51%	4,258,256	967,477	382,205	Quarterly	Cayman Islands
Redwood Offshore Fund, Ltd	5.86%	3,315,762	23,017	120,574	Biennial	Cayman Islands
Pelham Long/Short Small Cap Fund, Ltd	4.77%	2,705,884	(359,881)	—	Quarterly	Bermuda
TAL China Focus US Fund	4.76%	2,700,307	(122,895)	—	Quarterly	Cayman Islands
Cadian Offshore Fund Ltd.	4.08%	2,315,516	(924,849)	586,756	Quarterly	Cayman Islands
East Lodge Capital Credit Opportunities Fund L.P.	3.96%	2,244,089	290,811	(162,762)	Quarterly	United States
Pelham Long/Short Fund LP	2.56%	1,451,112	(834,751)	191,083	Monthly	United States
Serengeti Lycaon Overseas, Ltd	2.55%	1,447,973	(386,913)	442,157	Quarterly	Cayman Islands
Tal China Focus Fund	2.18%	1,238,119	(1,042,548)	1,000,025	Quarterly	Cayman Islands
Steamboat Capital Partners Offshore Fund, Ltd	1.44%	817,726	(299,904)	704,317	Quarterly	Cayman Islands
Perella Weinberg Partners Asset Based Value Offshore Fund, LP	1.38%	781,414	34,160	818	In Liquidation	Cayman Islands
East Lodge Capital Credit Opportunities Fund, Ltd	0.55%	313,686	16,576	2,535	Not Permitted	Cayman Islands
SGOF Liquidating Feeder Ltd	0.20%	111,890	23,397	14,666	In Liquidation	Cayman Islands

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 7 – Investments in Investment Funds (continued)

Investments in Investment Funds	% of Fund’s Total Investment Funds’ Fair Value	Fair Value	Net Change in Unrealized Appreciation/ Depreciation	Realized Gain/ Loss	Redemptions Permitted*	Primary Geographic Location
VPC Offshore Unleveraged Private Debt Fund Feeder, LP	0.18%	$99,375	$9,707	$—	Not Permitted	Cayman Islands
Centerbridge Credit Partners Offshore, Ltd	0.05%	25,750	32,099	(30,207)	In Liquidation	Cayman Islands
Luxor Capital Partners Offshore Liquidating SPV, Ltd.	0.03%	19,513	366	—	In Liquidation	Cayman Islands
Redwood Argentina Offshore Fund, Ltd	0.00%	—	13,916	3,815	In Liquidation	Cayman Islands
Autonomy Global Macro Fund, Ltd	0.00%	—	(463,400)	399,666	Monthly	Cayman Islands
Cadian Fund, LP	0.00%	—	(886,835)	506,779	Quarterly	United States
Myriad Opportunities Offshore Fund Limited	0.00%	—	(32,555)	(201,836)	In Liquidation	Cayman Islands
Pelham Long/Short Fund, Ltd	0.00%	—	(449,379)	205,431	Monthly	Bermuda
SRS Partners US, LP	0.00%	—	(666,425)	1,888,577	Quarterly	United States
SRS Special Opportunities (CAR) Master, LP	0.00%	—	(904,586)	1,096,513	Not Permitted	Cayman Islands
Tor Asia Credit Fund	0.00%	—	12,641	27,891	Quarterly	Cayman Islands
West Face Long Term Opportunities Fund, Ltd	0.00%	—	11,651	(8,750)	Not Permitted	Cayman Islands
Total Investments in Investment Funds	100.0%	$56,709,236	$(3,973,620)	$10,014,733

*

Subject to the terms of the offering memorandums of the Investment Funds. Different tranches may have different liquidity terms and may be subject to investor level gates. Redemption notice periods for the Investment Funds range from 14 to 90 days.

While redemptions are permitted per the terms of the offering memorandums of the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the Investment Manager of such Investment Fund. Moreover, certain Investment Funds may amend their liquidity provisions or otherwise further restrict the Fund’s ability to make withdrawals from those Investment Funds. No such amendments were put in place during the year ended March 31, 2022. The Fund had unfunded capital commitments of $3,282,714 as of March 31, 2022.

The following is a summary of the investment strategies of the Investment Funds held in the Fund as of March 31, 2022:

Asset-Backed Securities strategies are those in which the investment thesis is predicated on realization of a spread between related instruments in which one or multiple components of the spread is a fixed income instrument backed by physical collateral or other financial obligations (loans, credit cards) other than those of a specific corporation. Strategies employ an investment process designed to isolate attractive opportunities between a variety of fixed income instruments specifically securitized by collateral commitments which frequently include loans, pools and portfolios of loans, receivables,

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 7 – Investments in Investment Funds (continued)

real estate, machinery or other tangible financial commitments. Investment thesis may be predicated on an attractive spread given the nature and quality of the collateral, the liquidity characteristics of the underlying instruments and on issuance and trends in collateralized fixed income instruments, broadly speaking.

Equity Special Situations strategies generally employ an investment process primarily focused on opportunities in equity and equity related instruments of companies which are currently engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other catalyst-oriented situation. These involve both announced transactions as well as situations which pre-, post-date or situations in which no formal announcement is expected to occur. Strategies employ an investment process focusing broadly on a wide spectrum of corporate life cycle investing, including but not limited to distressed, bankruptcy and post-bankruptcy security issuance, announced acquisitions and corporate division spin-offs, asset sales and other security issuance impacting an individual capital structure focusing primarily on situations identified via fundamental research which are likely to result in a corporate transaction or other realization of shareholder value through the occurrence of some identifiable catalyst. Strategies effectively employ primarily equity but also corporate debt exposure, and in general tend to focus more broadly on post-bankruptcy equity exposure and exit of restructuring proceedings.

Event Driven/Distressed strategies generally include investments in securities of companies involved in identifiable corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations which alter a company’s financial structure or operating strategy. Risk management and hedging techniques may be employed to protect the portfolio from events that fail to materialize. In addition, accurately forecasting the timing of an event is an important element impacting the realized return. The use of leverage varies considerably.

Global Macro strategies generally involve fundamental, discretionary, directional trading in currencies, commodities, bonds and equities. Investment Managers utilizing Macro strategies invest in a wide variety of strategies and instruments, often assuming an aggressive risk posture. Most Investment Managers rely on macro-economic analyses to invest across countries, markets, sectors and companies, and have the flexibility to invest in numerous financial instruments. Futures, options and other derivative instruments are often used for hedging and speculation and the use of leverage varies considerably.

Long/Short Equity strategies generally involve taking both long and short positions in equity securities that are deemed to be under or overvalued. Although the combination of long and short investing can provide an element of protection against (but not eliminate) directional market exposure, long/short equities Investment Managers generally do not attempt to neutralize the amount of long and short positions (i.e., they will be net long or net short). Investment Managers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions. Investment Managers in this strategy usually employ a low to moderate degree of leverage.

Relative Value strategies employ multiple arbitrage investment strategies including forms of fixed- income arbitrage, merger arbitrage, convertible arbitrage, pairs trading, index-rebalancing arbitrage and capital structure arbitrage. Generally, Investment Managers take offsetting long and short positions in similar or related securities when their values, which are mathematically or historically interrelated, are temporarily distorted. In addition, Investment Managers make decisions regarding which Relative Value strategies offer the best opportunities at any given time and weight strategies accordingly in their overall portfolio.

Note 8 – Fair Value Measurements and Disclosure

The Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

●

Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

●

Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 8 – Fair Value Measurements and Disclosure (continued)

Investments in mutual funds and ETFs, and investments in equity securities are included in Level 1 of the fair value hierarchy if an unadjusted price can be obtained from a reputable, independent third-party pricing source as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s investments and other financial instruments as of March 31, 2022 is as follows:

Description	Total Fair Value at 3/31/2022	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets
Investments in Securities
Equity	$878,775	$878,775	$—	$—
Collateralized Loan Obligations	1,458,012	—	1,458,012	—
Investment Funds (1)	56,709,236	—	—	—
Purchased Options Contracts	14,560	14,560	—	—
Total Assets	$59,060,583	$893,335	$1,458,012	$—
Liabilities
Written Options Contracts	$36,032	$36,032	$—	$—
Other Financial Instruments (2)
Swap Contracts	$27,326	—	$27,326	—
Total Liabilities	$63,358	$36,032	$27,326	$—

(1)

Investment Funds that are measured at fair value using NAV per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy, based on the guidance in FASB ASC 820. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

(2)	Other financial instruments are derivative instruments such as swap contracts. Swap contracts are valued at the unrealized appreciation/depreciation on the instrument.

There were no Level 3 securities held during the year nor any transfers into or out of Level 3 of the fair value hierarchy.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 9 – Derivative and Hedging Disclosure

The Fund has adopted the disclosure provisions of FASB ASC 815, Derivatives and Hedging. Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts and credit default swaps and used written options during the year ended March 31, 2022.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of March 31, 2022 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Equity risk	Purchased options contracts, at value	$14,560	Written options contracts, at value	$36,032
Credit risk		—	Credit default swaps at fair value	27,326
Total		$14,560		$63,358

The effects of derivative instruments on the Statement of Operations for the fiscal year ended March 31, 2022 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Swap Contracts	Total
Equity price risk	$(676,603)	$332,204	$—	$(344,399)
Credit risk	—	—	(55,685)	(55,685)
Total	$(676,603)	$332,204	$(55,685)	$(400,084)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Swap Contracts	Total
Equity price risk	$54,027	$(89,082)	$—	$(35,055)
Credit Risk	—	—	42,267	42,267
Total	$54,027	$(89,082)	$42,267	$7,212

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 9 – Derivative and Hedging Disclosure (continued)

The number of contracts is included on the Schedule of Investments. The quarterly average notional value of derivative instruments as of March 31, 2022 are as follows:

Derivative	Quarterly Average	Amount
Options Contracts - Purchased	Average Notional Value	$7,020,000
Options Contracts - Written	Average Notional Value	(13,483,000)
Swap Contracts – Long	Average Notional Value	2,814,900

Note 10 – Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with ISDA Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

					Amounts Not Offset in Statement of Assets and Liabilities
Financial Instrument	Exchange	Gross Amounts of Recognized Assets or Liabilities	Gross Amounts Offset in Statement of Assets or Liabilities	Net Amounts Presented in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Derivative Liabilities Credit Default Swaps, at Fair Value	Intercontinental Exchange	$27,326	$—	$27,326	$—	(27,326)	$—

*

Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Adviser to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.

**

Amounts relate to master netting agreements and collateral agreements which have been determined by the Adviser to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 11 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as any such exposure would result from future claims that may be, but have not yet been, made against the Fund based on events which have not yet occurred. However, based on the Adviser’s experience, the Fund believes the risk of loss from these arrangements to be remote.

Note 12 – Risk Factors

An investment in the Fund involves various risks. The Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.

The Fund may invest in CLOs that directly or indirectly represent a participation in, or are secured by and payable from asset pools. The collateralized loan obligation held by the Fund is an interest in pools of corporate loans. This security provides a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. Credit risk on the CLOs reflects the risk that the borrowers on the underlying loans may not be able to make timely payments on the loans or may even default on the loans. The Fund is also exposed to the risk that the debt issuers may fail to fulfill their obligations to the Fund with respect to the CLOs. No such losses have been incurred.

No guarantee or representation is made that the investment program will be successful.

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Although vaccines for COVID-19 are becoming more widely available, it is unknown how long circumstances related to the pandemic will persist, whether they will reoccur in the future, whether efforts to support the economy and financial markets will be successful, and what additional implications may follow from the pandemic. The impact of these events and other epidemics or pandemics in the future could adversely affect Fund performance.

In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider-spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of Fund investments.

Note 13 – Line of Credit Arrangement

The Fund maintains a committed, secured line of credit (the “Facility”) with Royal Bank of Canada (“RBC”). The Facility has the following terms: (a) interest rate of applicable LIBOR rate plus 1.40% per annum, (b) a commitment fee of 0.80% per annum, (c) a commitment amount of $15,000,000 and (d) termination date of December 7, 2022. The average interest rate, average daily loan balance, maximum outstanding and amount recorded as interest expense for the year ended March 31, 2022 were 1.54%, $3,464,286, $7,000,000 and $33,636. The Fund had outstanding borrowings for 224 days during the year. At March 31, 2022, the balance was $3,000,000 and the interest rate was 1.86%. There was $0 interest payable to RBC as of March 31, 2022.

For the year ended March 31, 2022, commitment fees of $130,704 were expensed and are included in the accompanying Statement of Operations.

Corbin Multi-Strategy Fund, LLC

Notes to Financial Statements
March 31, 2022 (continued)

Note 13 – Line of Credit Arrangement (continued)

The Fund is required to meet certain financial covenants, such as limiting the amount of debt to the lesser of (a) the committed amount and (b) an amount equal to the product of 35% multiplied by the value of the collateral as defined in the line of credit agreement. The Fund met all financial covenants as of and during the year ended March 31, 2022.

Note 14 – Recent Accounting Pronouncements

In March 2020, the FASB issued ASU No. 2020-04, “Reference Rate Reform (Topic 848),” which provides optional expedients and exceptions for applying GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The amendments apply only to contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 is effective for all entities as of March 12, 2020 through December 31, 2022. The expedients and exceptions provided by the amendments do not apply to contract modifications and hedging relationships entered into or evaluated after December 31, 2022, except for hedging transactions as of December 31, 2022, that an entity has elected certain optional expedients for and that are retained through the end of the hedging relationship. The Fund is currently evaluating the impact of adopting ASU 2020-04 within its financial statements.

Note 15 – Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events, which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.

On May 10, 2022, the Fund paid $962,422 for 10,781 shares for Class I.

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Corbin Multi-Strategy Fund, LLC

Supplemental Information (Unaudited)

March 31, 2022

The Board of Managers of the Fund

The identity of the Managers and officers of the Fund and brief biographical information regarding each such person during the past five years is set forth below. Each Manager who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act (an “Interested Manager”), is indicated by a footnote. The business address of each person listed below is c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212. The Fund’s Statement of Additional Information includes additional information about the membership of the Board and is available without charge, upon request, by calling the Fund at 1 (844) 626-7246.

INDEPENDENT MANAGERS

Name and Year of Birth	Position(s) Held with the Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen	Other Directorships Held by Trustees
David G. Lee Year of Birth: 1952	Chairman and Trustee	Since 2019	Retired (since 2012); President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	15	None
Robert Seyferth Year of Birth: 1952	Trustee	Since 2019	Retired (since 2009); Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	15	None
Gary E. Shugrue Year of Birth: 1954	Trustee	Since 2019	Managing Director, Veritable LP (investment advisory firm) (2016 – Present); Founder/ President, Ascendant Capital Partners, LP (private equity firm) (2001 – 2015).	13	Trustee, Quaker Investment Trust (2 portfolios) (registered investment company).

(1)

Each Manager serves until death, retirement, resignation or removal from the Board. Any Manager may be removed, with or without cause, at any meeting of the Members by a vote of Members holding a majority of the total number of Shares present at such meeting or, if by written consent, a vote of Members holding at least two-thirds of the total outstanding Shares.

(2)

The fund complex consists of the Fund, AFA Multi-Manager Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Asset Fund, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Keystone Private Income Fund, Optima Dynamic Alternatives Fund, Variant Alternative Income Fund and Variant Impact Fund.

Corbin Multi-Strategy Fund, LLC

Supplemental Information (Unaudited)
March 31, 2022 (continued)

INTERESTED MANAGER AND OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen	Other Directorships Held by Trustees
Terrance P. Gallagher(3) Year of Birth: 1958	Trustee	Since 2019	Executive Vice President and Director of Fund Accounting, Administration and Tax, UMB Fund Services, Inc. (2007 – present); President, Investment Managers Series Trust II (registered investment company) (2013 – Present); Treasurer, American Independence Funds Trust (registered investment company) (2016 – 2018); Treasurer, Commonwealth International Series Trust (registered investment company) (2010 – 2015).	15	Trustee, Investment Managers Series Trust II (19 portfolios) (registered investment company).
Tracy McHale Stuart Year of Birth: 1961	President	Since 2019	Chief Executive Officer, Corbin Capital Partners, L.P.	N/A	N/A
Daniel Friedman Year of Birth: 1975	Vice President	Since 2019	General Counsel, Corbin Capital Partners, L.P.	N/A	N/A
Steve Carlino Year of Birth: 1964	Treasurer	Since 2019	Chief Financial Officer, Corbin Capital Partners, L.P.	N/A	N/A

Corbin Multi-Strategy Fund, LLC

Supplemental Information (Unaudited)
March 31, 2022 (continued)

INTERESTED MANAGER AND OFFICERS (continued)

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen	Other Directorships Held by Trustees
Bernadette Murphy Year of Birth: 1964	Chief Compliance Officer	Since 2021

Director, Vigilant Compliance, LLC (investment management solutions firm) (2018 – Present); Director of Compliance and operations, B. Riley Capital Management, LLC (investment advisory firm) (2017 – 2018); Chief Compliance Officer, Dialectic Capital Management, LP (investment advisory firm) (2008 – 2018).

				N/A	N/A
Ann Maurer Year of Birth: 1972	Secretary	Since 2019

Senior Vice President, Client Services (2017 – Present); Vice President, Senior Client Service Manager (2013 – 2017); Assistant Vice President, Client Relations Manager (2002 – 2013), each with UMB Fund Services, Inc.

				N/A	N/A

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

(2)

The fund complex consists of the Fund, AFA Multi-Manager Credit Fund, Agility Multi-Asset Income Fund, Aspiriant Risk-Managed Capital Appreciation Fund, Aspiriant Risk-Managed Real Asset Fund, First Trust Alternative Opportunities Fund, First Trust Private Assets Fund, First Trust Private Credit Fund, First Trust Real Assets Fund, Infinity Core Alternative Fund, Infinity Long/Short Equity Fund, LLC, Keystone Private Income Fund, Optima Dynamic Alternatives Fund, Variant Alternative Income Fund and Variant Impact Fund.

(3)	Mr. Gallagher is deemed an Interested Manager because of his affiliation with the Fund’s Administrator.

Corbin Multi-Strategy Fund, LLC

Supplemental Information (Unaudited)
March 31, 2022 (continued)

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 626-7246 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (844) 626-7246 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORTs are available on the SEC’s website at www.sec.gov or by calling the Fund at 1 (888) 449-4909.

Tax Information

For the fiscal year ended October 31, 2021, 0.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, is designated as qualified dividend income.

For the fiscal year ended October 31, 2021, 0.00% of the dividends paid from net investment income, including short-term capital gains (if any), for the Fund, qualifies for the dividends received deduction available to corporate shareholders.

Corbin Multi-Strategy Fund, LLC

Supplemental Information (Unaudited)
March 31, 2022 (continued)

Privacy Policy

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

● Social Security number

● Account balances

● Account transactions

● Transaction history

● Wire transfer instructions

● Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers ‘ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-779-1999

Corbin Multi-Strategy Fund, LLC

Supplemental Information (Unaudited)
March 31, 2022 (continued)

Privacy Policy (continued)

What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

● Open an account

● Provide account information

● Give us your contact information

● Make a wire transfer

● Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

● Sharing for affiliates’ everyday business purposes – information about your creditworthiness

● Affiliates from using your information to market to you

● Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include companies such as Corbin Capital Partners, LP.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. The Fund doesn’t jointly market.

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UMB Distribution Services, LLC, Distributor

P.O. Box 2175
Milwaukee, WI 53201-1811
1-844-626-7246

ITEM 1.(b) Not Applicable.

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of managers has determined that Mr. David G. Lee and Mr. Robert Seyferth are qualified to serve as the audit committee financial experts serving on its audit committee and that they are "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $51,000 for 2021 and $51,000 for 2022.

Audit-Related Fees

(b) The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2022.

Tax Fees

(c) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $8,000 for 2021 and $8,000 for 2022.

All Other Fees

(d) The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2022.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Registrant's Audit Committee must pre-approve the audit and non-audit services of the Auditors prior to the Auditor's engagement.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $8,000 for 2021 and $8,000 for 2022.

(h) The registrant's audit committee of the board of managers has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Corbin Capital Partners, LP

PROXY POLICY AND PROCEDURE

Effective July 1, 2019

INTRODUCTION

Corbin Capital Partners, LP (“Corbin”) acts as the advisor to the Corbin Multi-Strategy Fund, Inc. (“the Fund”). Rule 206(4)-6 under the Advisers Act requires a registered investment adviser with voting authority over client proxies to adopt proxy voting policies and procedures, including procedures to address material conflicts of interest, and to disclose such procedures and its specific voting history to clients.1 The Rule does not apply to advisers whose clients retain voting authority, smaller investment advisers who are registered with state securities authorities, or investment advisers who are not required to register under the Advisers Act.

An adviser subject to the Rule is required to:

•	adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients;

•	describe such procedures to clients and, upon request, provide a summary of the procedures to clients;

•	disclose to clients how they may obtain information on how the adviser voted their proxies; and

•	retain certain written records about its proxy voting. (See Section XIX. – “Recordkeeping Requirements” below for a more complete description.)

The Rule applies to all advisers that have explicit or implicit proxy voting authority over client securities. The SEC has clarified that an overall delegation of discretionary authority to an adviser constitutes implicit proxy voting authority, even though an advisory contract may be silent on this point. The Rule does not apply to advisers who do not have authority to vote the proxies themselves but provide advice to clients about voting proxies.

The SEC did not mandate specific proxy voting policies and procedures. However, the SEC encouraged the design of policies and procedures that address:

•	how an adviser votes its proxies on behalf of its clients; and

•	the particular factors that an adviser takes into consideration when voting on particular matters.

[1]	The SEC issued a Staff Legal Bulletin recently providing guidance on investment advisers’ proxy voting responsibilities and use of outside proxy advisory firms. The bulletin noted that when considering the retention (or continuation of an existing retention) of a proxy advisory firm to provide voting recommendations, an adviser should assess such firm’s ability to competently and adequately analyze proxy issues. The bulletin also highlighted the importance of policies and procedures designed to ensure (a) adequate oversight of an outside proxy advisory firm; (b) that the investment adviser is apprised of any applicable changes to the proxy firm’s business or any new potential conflicts of interest; and (c) that proxies are being voted in the best interest of clients (see Proxy Voting: Proxy Voting Responsibilities of Investment Advisers and Availability of Exemptions from the Proxy Rules for Proxy Advisory Firms, June 30, 2014).

The Rule also specifically requires that the procedures address material conflicts that may arise between an adviser or its affiliates and its clients (such as when the adviser has business or personal relationships with participants in proxy contests, corporate directors or candidates for directorship). The SEC noted that a policy of disclosing conflicts to a client and obtaining direction from the client on how to vote would satisfy the requirement of the Rule (although certain additional consideration should be given to this alternative in the case of employee benefit plan clients). Otherwise, the adviser must be able to demonstrate that its vote was based on the client’s best interest and not on the interests of the adviser.

The SEC staff has also issued guidance on an investment adviser’s responsibilities in retaining proxy advisory firms.2 The guidance suggests that advisers have an ongoing duty to monitor proxy advisory firms to ensure that the firms have the capacity and competency to adequately analyze proxy issues. The SEC staff has indicated that an adviser should take reasonable steps to verify that a proxy advisory firm is independent and can make proxy voting recommendations in an impartial manner and in the best interests of the adviser’s clients.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members Biographies of certain of the Adviser investment professionals having day-to-day portfolio management responsibility to the Fund (the “Portfolio Managers”) as of March 31, 2022 are below:

Craig Bergstrom, CFA

Managing Partner, Chief Investment Officer

Mr. Bergstrom is the Chief Investment Officer of the Adviser, and leads the Adviser’s investment team. He works on all aspects of the investment process with a special focus on implementation capabilities, co-investments and direct investing efforts, as well as new initiatives. Prior to joining the Adviser in January 2002, Mr. Bergstrom was Risk Manager at Grantham Mayo Van Otterloo & Co. LLC (“GMO”), a then $20+ billion institutional investment management firm, where he had responsibilities for market risk management, hedge fund product development and derivatives strategy. Prior to joining GMO, he was a Vice President in the Equity Derivatives group at Salomon Smith Barney, and previously worked in the Equity Structured Products group at Morgan Stanley. Mr. Bergstrom graduated from Dartmouth College with a B.A. in Government and was awarded the CFA charter in 1997.

Robert Zellner

Senior Partner, Deputy Chief Investment Officer

Mr. Zellner is the Deputy Chief Investment Officer of the Adviser and leads the portfolio construction process for commingled fund-of-funds products. He is also responsible for research on global macro, corporate credit, and asset-backed credit strategies, as well as on digital assets and environmental, social, and governance. Prior to joining the Adviser in April 2005, Mr. Zellner worked with Optima Fund Management in New York as a Vice President of Research focusing on manager research and due diligence for Optima’s fund-of-funds products. Previously, Mr. Zellner spent six years at BlackRock Financial Management (“BlackRock”), most recently as a Vice President in the Fixed Income Portfolio Analytics Group, where he advised on many of BlackRock’s top mortgage banking relationships. Mr. Zellner graduated from Princeton University, where he received an A.B. in Economics with a Certificate in Political Economy.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by the Portfolio Manager(s)

(As of March 31, 2022)

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets***	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Craig Bergstrom, Robert Zellner	Registered Investment Companies*:	0	$0	0	$0
	Other Pooled Investment Vehicles**:	5	$5,618,359,517	5	$5,618,359,517
	Other Accounts:	13	$3,714,997,621	12	$2,457,385,738

*	Not including the Fund.
**	Pooled vehicles that are part of the same master-feeder structure are reflected as one account.
***	Double counts certain assets due to certain Adviser-managed vehicles or accounts investing in other Adviser-managed vehicles or accounts

Real, potential or apparent conflicts of interest may arise because the Adviser has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser manages other pooled investment vehicles with investment strategies that may be similar to certain investment strategies utilized by the Fund. Fees earned by the Adviser may vary among these accounts, and the Portfolio Managers may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. To the extent the Adviser purchases interests in the same Investment Fund for the Fund and other accounts, the Fund, subject to applicable law, may be restricted from purchasing additional interests in such Investment Fund. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of the securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Managers, where possible and appropriate, are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities in a fair and equitable basis over time, consistent with the Adviser allocation policy in effect from time to time.

The Adviser manages certain private investment funds that have a specific investment focus or criteria (the “Specialty Funds”). A Specialty Fund will be allocated its desired portion of investment opportunities that fall within its mandate before other Adviser clients (that are not Specialty Funds) receive allocations of such investment opportunities. Specialty Funds with overlapping mandates may compete for the same investment opportunities and as a result a Specialty Fund may receive less than its desired allocation of a specific opportunity. Capacity not utilized by Specialty Funds will be available for other Adviser clients, such as the Fund.

(a)(3) Compensation Structure of Portfolio Manager

As of March 31, 2022, all professionals of the Adviser are compensated with a base salary and annual bonus, based on individual performance and overall profitability of the Adviser, aligning compensation with performance. Generally, after two years of employment, a 401(a) profit sharing plan, which is part of the base salary and annual bonus, is mandatory for all professionals provided that they have satisfied the minimum criteria. The Portfolio Managers are partners of the Adviser and as such participate in the profitability of the business based on their ownership percentage. The Adviser also offers select non-partners a deferred compensation program pursuant to which deferred amounts are pegged to the performance of selected funds managed by the Adviser and vest over pre-determined time periods. Compensation is generally determined by senior management of the Adviser. The Portfolio Managers may also participate in a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

(a)(4) Disclosure of Securities Ownership

None of the Portfolio Managers owns any Shares of the registrant as of March 31, 2022.

(b)	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of managers, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17CFR 229.407), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF THE SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of ethics or any amendments thereto, that is subject to disclosure required by item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Corbin Multi-Strategy Fund, LLC

By (Signature and Title)*	/s/ Daniel Friedman
Daniel Friedman, Vice President

Date	June 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Daniel Friedman
Daniel Friedman, Vice President

Date	June 7, 2022

By (Signature and Title)*	/s/ Steve Carlino
Steve Carlino, Treasurer
(Principal Financial Officer)

Date	June 7, 2022

* Print the name and title of each signing officer under his or her signature.